Exhibit 10.48

Confidential Materials omitted and filed separately with the

Securities and Exchange Commission. Asterisks denote omissions.

MDS Nordion

Science Advancing Health (letterhead)

December 22, 2004

Boston Life Sciences Inc.

20 Newbury Street

Boston, Massachusetts

2116 USA

Dear Sirs:

Re:	Amendment #4 to Agreement between MDS Nordion Inc.

(now MDS Nordion, a division of MDS (Canada) Inc.

dated the 9th day of August, 2000 (the “Agreement”)

Reference is made to the agreement between MDS Nordion Inc. (now MDS Nordion, a division of MDS (Canada) Inc.) and Boston Life Sciences Inc. dated the 9th day of August 2000 (the “Agreement”).

In consideration of $1.00 and other valuable consideration the sufficiency of which is hereby acknowledged, the parties desire to further amend the Agreement and extend the term.

1.	Section 16.1 of the Agreement shall be amended in its entirety and shall read as follows:

“The term of this Agreement shall commence upon the Effective Date, and unless terminated earlier pursuant to this Agreement, shall expire on the earlier of (i) FDA granting of BLSI’s NDA with respect to Altropane for Parkinson’s Disease or (ii) December 31, 2005.”

2.	In addition to the Maximum Batch Size available for purchase as identified in Section 4.1 of the Agreement, BLSI agrees to purchase and MDS Nordion agrees to supply Altropane under the Agreement in accordance with the terms and Batch size appearing on the face of MDS Nordion’s Quotation 2004-RQ-0400 (attached) and as amended from time to time.

All other terms and conditions in this Agreement shall remain in full force and effect.

The foregoing amendment shall be effective as of the date first written above.

If you agree with the foregoing, please execute this agreement in the space provided below.

Sincerely,

MDS Nordion

Per:	/s/ Gerry Vantellingen
Name:	Gerry Vantellingen
Title:	Vice President, Sales

We agree this 22nd day of December, 2004.

Boston Life Sciences Inc.

		Per:	/s/ Mark Pykett
Mark Pykett

QUOTATION PRO-FORMA INVOICE		FROM: MDS NORDION

TO:	Boston Life Science Inc.	DATE:	2004 December 22
20 Newbury Street
	4th Floor	OUR REFERENCE:	2004-RQ-0400
Boston, MA
	02116 USA	YOUR REFERENCE:
Attention: Mr. Richard Thorn

ITEM	DESCRIPTION
1.0	QUOTATION FOR THE SUPPLY OF BATCHES OF ALTROPANE FROM JANUARY 1, 2005 UNTIL DECEMBER 31, 2005.

	Batch Description :	up to 20 shippable doses of Altropane (Note 1)

	Price :	$[**] per dose for the first 15 doses. Minimum price per Batch is $[**]. Minimum monthly total is $[**] including Batches processed in that month.

	Freight Charges :	Prepaid and invoiced at cost. AirNet is recommended and is $160 per shipment.

Note:

1.      An Altropane dose contains 5mCi of I-123 as of 18:00 hrs PT the day after manufacture. Additional product specifications are as outlined in the Agreement between BLSI and MDS Nordion which expires on September 30, 2001.

2.      Minimum two (2) business days notice to cancel a Batch.

3.      Clinical sites that are to receive an Altropane dose must have their orders in by Friday Noon (ET) prior to the week where a Batch is processed.

UNLESS OTHERWISE STATED, PRICES DO NOT INCLUDE ANY TAXES OR DUTY. THIS QUOTATION IS SUBJECT TO TERMS ON THE FACE AND SECOND PAGE.

SHIPPING SCHEDULE: As Requested By Customer	DELIVERY: F.O.B. Vancouver, BC
CURRENCY: United States Dollars
TERMS (SEE SECOND PAGE): Net 30 Days	QUOTATION VALID UNTIL: 2004 December 31
ISSUED ON BEHALF OF MDS NORDION: COLYN K. STEEVES, SALES, NUCLEAR MEDICINE

MDS Nordion Science Advancing Health	447 March Road, P.O. Box 13500 Kanata, Ontario, Canada K2K 1X8 Tel: (613) 592-2790 Fax: (613) 592-7638

MDS Nordion

Science Advancing Health (letterhead)

January 24, 2005

Boston Life Sciences Inc.

20 Newbury Street

Boston, Massachusetts

2116 USA

Dear Sirs:

Re:	Amendment #5 to Agreement between MDS Nordion Inc.

(now MDS Nordion, a division of MDS (Canada) Inc.

dated the 9th day of August, 2000 (the “Agreement”)

Reference is made to the agreement between MDS Nordion Inc, (now MDS Nordion, a division of MDS (Canada) Inc.) and Boston Life Sciences Inc. dated the 9th day of August 2000 (the “Agreement”) and the letter dated December 22, 2004 RE: Amendment #4.

Part 2 is further amended to read as follow:

2.	In addition to the Maximum Batch Size available for purchase as identified in Section 4.1 of the Agreement, BLSI agrees to purchase and MDS Nordion agrees to supply Altropane under the Agreement in accordance with the terms and Batch size appearing on the face of MDS Nordion’s Quotation 2004-RQ-0400A and as amended from time to time. The Terms and Conditions on the second page of the quotation shall not apply.

All other terms and conditions in this Agreement shall remain in full force and effect.

The foregoing amendment shall be effective as of the date first written above.

If you agree with the foregoing, please execute this agreement in the space provided below.

Sincerely,

MDS Nordion

We agree this 24th day of January, 2005.

Boston Life Sciences Inc.

Per:	/s/ Gerry Vantellingen	Per:	/s/ Mark Pykett
Name:	Gerry Vantellingen		Mark Pykett
Title:	Vice President, Sales

QUOTATION PRO-FORMA INVOICE		FROM: MDS NORDION

TO:	Boston Life Science Inc.	DATE:	2005 January 11
20 Newbury Street
	8th Floor	OUR REFERENCE:	2004-RQ-0400 “A”
Boston, MA
	02116 USA	YOUR REFERENCE:
Attention: Mr. Richard Thorn

ITEM	DESCRIPTION
1.0	QUOTATION FOR THE SUPPLY OF BATCHES OF ALTROPANE FROM JANUARY 1, 2005 UNTIL DECEMBER 31, 2005. REVISION “A” ISSUED TO UPDATE THE AGREEMENT FOR YEAr 2005.

	Batch Description :	up to 20 shippable doses of Altropane (Note 1)

	Price :	$[**] per dose for the first 15 doses. Minimum price per Batch is $[**]. Minimum monthly total is $[**] including Batches processed in that month.

	Freight Charges :	Prepaid and invoiced at cost. AirNet is recommended and is $160 per shipment.

Notes:

1.      An Altropane dose contains 5 mCi of I-123 as of 15:00 hrs PT., the day after manufacture. Additional product specifications are as outlined in the Agreement between BLSI and MDS Nordion which expires on December 31, 2005.

UNLESS OTHERWISE STATED, PRICES DO NOT INCLUDE ANY TAXES OR DUTY. THIS QUOTATION IS SUBJECT TO TERMS ON THE FACE AND SECOND PAGE.

SHIPPING SCHEDULE: As Requested By Customer	DELIVERY: F.O.B. Vancouver, BC
CURRENCY: United States Dollars
TERMS (SEE SECOND PAGE): Net 30 Days	QUOTATION VALID UNTIL: 2005 February 28
ISSUED ON BEHALF OF MDS NORDION: COLYN K. STEEVES, SALES, NUCLEAR MEDICINE

MDS Nordion Science Advancing Health	447 March Road, P.O. Box 13500 Kanata, Ontario, Canada K2K 1X8 Tel: (613) 592-2790 Fax: (613) 592-7638